Exhibit 10.7 Agreement with Summit Financial Partners, LLC

                        INDEPENDENT CONSULTING AGREEMENT

     This Independent Consulting Agreement ("Agreement"), effective as of the
3rd day of December, 2003 ("Effective Date") is entered into by and between
INNOVATIVE DESIGNS, INC., a Delaware corporation (herein referred to as the
"Company") and SUMMIT FINANCIAL PARTNERS, LLC., an Indiana Limited Liability
Company (herein referred to as the "Consultant").

                                    RECITALS

WHEREAS, the Company is a publicly-held corporation with its common stock traded on the OTCBB; and

WHEREAS, Company desires to engage the services of Consultant to represent the company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the
Company's current and proposed activities, and to consult with management concerning such Company activities.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Term of Consultancy. Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing immediately and ending on June 3,
2005.

2.   Duties of Consultant. The Consultant agrees that it will generally provide the following specified consulting services through its officers and employees during the term specified in Section 1, above.

(a)  Consult with and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the
Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

(b)  Introduce the Company to the financial community, including but not limited to, retail brokers, buy side and sell side institutional managers, portfolio managers, analysts, and financial public relations professionals;

(c)  With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

(d)  Assist and consult the Company with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

(e)  Perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to all telephone and written inquiries (which may be referred to the Consultant by the
Company); preparing press releases for the Company with the Company's involvement and approval of press releases, reports and other communications with or to shareholders, the investment community and the general public;
consulting with respect to the timing, form, distribution, and other matters related to such releases, reports and communications; and, at the Company's request and subject to the Company's securing its own rights to the use of its names, marks, and logos, consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

(f)  Upon and with the Company's direction and written approval, disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public;

(g)  Upon and with the Company's direction, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums involving the media, investment professionals, and the general investment public;

(h)  At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions, and other plans for the purpose of advising the Company of the public relations implications thereof; and

(i)  Otherwise perform as the Company's consultant for public relations and relations with financial professionals.

3.   Allocation of Time and Energies. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first two months of the effectiveness of this Agreement. It is explicitly understood that neither the price of the Company's common stock, nor the trading volume of the Company's common stock hereunder measure Consultant's performance of its duties. It is also understood that the Company is entering into this Agreement with Consultant, a corporation and not any individual member or employee thereof, and, as such, Consultant will not be deemed to have breached this
Agreement if any member, officer or director of the Consultant leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

4.   Remuneration.

4.1  (a) For undertaking this engagement, for previous services rendered, and for other good and valuable consideration, the Company agrees to issue, or have issued, to the Consultant a "Commencement Bonus" of Eight Hundred Thousand
(800,000) restricted shares of the Company's Common Stock ("Common Stock" and such shares, collectively, the "Shares"). The Shares are to be issued to
Consultant's principals in the following manner: The Altavilla Family Trust
(560,000 restricted shares), Alan C. Shoaf (120,000 restricted shares) and
Marlin G. Molinaro (120,000 restricted shares). The aforementioned principals shall be included in the aforementioned definition of Consultant. This
Commencement Bonus shall be fully paid and non-assessable and stock certificates representing the Commencement Bonus shall be issued and delivered to Consultant within 10 days of execution of this Agreement.

     (b) Consultant agrees that the Company may, in its sole discretion, cause one or more Shareholders of the Company to deliver any of or all of the Shares to be issued and delivered to Consultant hereunder.

4.2  The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The Commencement Bonus, therefore, constitutes payment for Consultant's agreement to consult to the Company and is a nonrefundable, non-apportionable, and non-ratable retainer and is not a prepayment for future services. If the Company decides to terminate this
Agreement prior to December 3, 2004, for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it hereunder. Consultant agrees and understands that if the during the term of this Agreement, Consultant performs substantial services for any direct competitor of the Company, then the
Shares issued to Consultant hereunder will be forfeited.

4.3  Notwithstanding anything else in this Agreement to the contrary,
Company and Consultant acknowledge and agree that for purposes of the Company's internal accounting practices, the Company may desire to allocate all or a portion of the Commencement Bonus or Working Shares to any number of the services provided by the Consultant to the Company under this Agreement consistent with the United States generally accepted accounting practices.
Accordingly, Consultant agrees to cooperate with the Company, and will provide to the Company reasonable support and documentation in connection with any such allocation process.

4.4  The Consultant shall have the right to include all of the Shares (also referred to as the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to form S-8)
and must be notified in writing of such filing. Consultant shall have five (5)
business days to notify the Company in writing as to whether the Company is to include Consultant or not include Consultant as part of the registration;
provided, however, that if any registration pursuant to this section shall be underwritten, in whole or in part, the Company may require that the Registrable
Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable
Securities should be included in such offering, or no such shares should be included, the Consultant, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling shareholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering.

4.5  Company warrants that the Shares issued to Consultant under this
Agreement by the Company shall be or have been validly issued, fully paid and non-assessable and that the Company's board of directors has or shall have duly authorized the issuance and any transfer of them to Consultant.

4.6  Consultant acknowledges that the Shares to be issued pursuant to this
Agreement have not been registered under the Securities Act of 1933, as amended
(the "Securities Act") and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel and in form reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Securities Act. Consultant agrees that during the term of this Agreement, that it will not sell or transfer any of the Shares issued to it hereunder, except to the Company, nor will it pledge or assign such Shares as collateral or as security for the performance of any obligation, or for any other purpose.

4.7  In connection with the acquisition of the Shares, Consultant represents and warrants to Company, to the best of its/his knowledge, as follows:

(a)  Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the
Company concerning an investment in the Shares, and any additional information that the Consultant has requested.

(b)  Consultant's investment in restricted securities is reasonable in relation to the Consultant's net worth, which is in excess of ten (10) times the
Consultant's cost basis in the Shares. Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments that involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss.
Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and
Consultant can afford the risk of loss of his entire investment in the Shares.
Consultant is an Accredited Investor, as that term is defined in Regulation D promulgated under the Securities Act.

(c)  Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

5.   Non-Assignability of Services. Consultant's services under this contract are offered to Company only and may not be assigned by Company to any entity with which Company merges or which acquires the Company or substantially all of its assets wherein the Company becomes a minority constituent of the combined
Company. In the event of such merger or acquisition, all compensation to
Consultant herein under the schedules set forth herein shall remain due and payable, and any compensation received by the Consultant may be retained in the entirety by Consultant, all without any reduction or pro-rating and shall be considered and remain fully paid and non-assessable. Notwithstanding the non-assignability of Consultant's services, Company shall assure that in the event of any merger, acquisition, or similar change of form of entity, that its successor entity shall agree to complete all obligations to Consultant, including the provision and transfer of all compensation herein, and the preservation of the value thereof consistent with the rights granted to
Consultant by Company herein. Consultant shall not assign its rights or delegate its duties hereunder without the prior written consent of Company.

6.   Expenses. Consultant agrees to pay for all its expenses (phone, travel, mailing, faxing, labor, etc.), not including extraordinary items (luncheons or dinners to large groups of investment professionals, investor conference calls, print advertisements in publications, etc.) approved by the Company in writing prior to its incurring an obligation for reimbursement. The Company agrees and understands that Consultant will not be responsible for preparing or mailing due diligence and/or investor packages on the Company, and that the Company will have some means to prepare and mail out investor packages at the Company's expense.

7.   Indemnification. The Company warrants and represents that al oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from
Consultant's communication or dissemination of any said information, documents or materials, excluding any such claims or litigation resulting from
Consultant's communication or dissemination of information not provided or authorized by the Company.

8.   Representations. Consultant represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company.
Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

9.   Legal Representation. Each of Company and Consultant represents that they have consulted with independent legal counsel and/or tax, financial and business advisors, to the extent that they deemed necessary.

10.  Status as Independent Contractor. Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other.
Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

11.  Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

12.  Waiver. The waiver by either party of a breach of any provision of this
Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

13.  Notices. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:
Innovative Designs, Inc.
Joseph Riccelli
223 North Main Street
Suite 1
Pittsburgh, PA  15215
Fax - (412) 782-5303

To the Consultant:
Summit Financial Partners, LLC
Anthony D. Altavilla
125 East 96th Street
Suite 125
Indianapolis, IN  46240
Fax - (317) 218-0214

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

14.  Choice of Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Indiana.

15.  Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in Indianapolis, IN in accordance with the applicable rules of the
American Arbitration Association, Commercial Dispute Resolution Procedures, and
judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction.

16.  Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

                      SIGNATURES APPEAR ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGREED TO:

Company:
INNOVATIVE DESIGNS, INC.

By: /s/ Joseph Riccelli
Name:    Joseph Riccelli
Title:   Chief Executive Officer and its Duly Authorized Agent

Consultant:
SUMMIT FINANCIAL PARTNERS, LLC

By: /s/ Anthony D. Altavilla
Name:    Anthony D. Altavilla
Title:   President and its Duly Authorized Agent